UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2022

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: U.S. Equity Fund
(Institutional Class and Investor Class)
Annual Report
April 30, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Irish Life Investment Managers Limited (“ILIM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), and Putnam Investment Management, LLC (“Putnam”)
Fund Performance
For the twelve-month period ended April 30, 2022, the Fund (Institutional Class shares) returned -2.59%, relative to a -3.11% return for the Russell 3000® Index, the Fund’s benchmark index.
ILIM Commentary
The U.S. equity market generated strong returns over the last eight months of 2021, supported by a positive fundamental backdrop with robust economic growth and upward revisions to earnings forecasts boosting equities. Ongoing fiscal and monetary policy support, and the reopening of the economy facilitated by the rollout of COVID-19 vaccines also contributed to gains.
Equities experienced a number of modest corrections in 2021 with the biggest drawdown of the year in late September when equity markets sold off by approximately 5% over the potential contagion from expected defaults in the Chinese property market; global supply chain disruptions lasting longer than expected; the spread of the COVID-19 Delta variant, which contributed to a slowing in growth momentum; higher inflation proving to be stickier than originally expected and uncertainty over U.S. fiscal policy as President Biden struggled to pass his infrastructure plans. Equities eventually overcame these issues as corporate earnings remained strong and global growth recovered strongly in the fourth quarter.
In late November, equities suffered another modest correction with the emergence of the Omicron variant although quickly recovered as the variant was shown to be less virulent than other strains, with risks of hospitalization and severe illness significantly lower. Improving economic data and hopes that inflation was close to peaking and would begin to ease through 2022 helped push equities to new highs in the first trading days of 2022.
The U.S. equity market, however, began to turn lower early in the new year with almost all gains since April 2021 being given up as the Federal Reserve (the “Fed”) became more hawkish, guiding towards a faster pace of policy tightening in 2022, both in terms of the number of interest rate increases and the timing and pace of balance sheet reduction. The surprising shift to a more hawkish policy stance at the Fed, combined with a sharp and rapid rise in bond yields, contributed to declines in the equity market from early January. Equities fell further over the potential impact on growth and inflation following the invasion of Ukraine by Russia. Equities recovered slightly in March, as investors worst fears over the fallout from the Ukraine crisis appeared to have been avoided.
Equity markets resumed their down trend in April, as investors began to discount an even more aggressive tightening of monetary policy by the Fed and other global central banks as inflation pressures remained higher and more persistent than expected. Concerns over the outlook for U.S. growth were also evident on the back of the tighter monetary policy stance and fears over possible contagion from renewed lockdowns in China as it persisted with a ‘zero tolerance’ COVID-19 policy.

JPMorgan Commentary
Performance was most challenged during the back half of 2021 as a stylistic tug-of-war played out with higher growth companies, growth cyclicals, as well as lower valuation GARP (growth at a reasonable price) stocks coming into/out of the limelight to varying degrees. As a result, stocks that came into this period exhibiting good momentum were generally out of favor. Given that momentum is an important part of our process and a structural bias for the portion of the Fund sub-advised by JPMorgan (the “JPM portfolio”), this was a headwind. Additionally, the concentration of performance within the benchmark index negatively impacted stock selection, particularly in the technology sector, as large benchmark holdings rallied and our underweights detracted. Stock selection within industrials also detracted from results while our overweight in financials and underweight in telecommunications was additive.
At the individual stock level, an overweight position in Snap was the top detractor. Shares traded lower after the company reported disappointing third quarter results driven by weaker than expected advertising revenue. General supply chain issues played a role, though the advertising revenue miss was largely due to changes in Apple’s advertising tracking policy. We scaled our position back given the increased operational risk. An underweight position in Apple also detracted as the stock outperformed the broader market amid rising volatility with strong results in their devices and wearables segments. We have added to our position though we remain underweight.
An overweight position in McKesson was the top contributor. The company benefited from a continuation of strong core business growth, leading to first quarter results which topped expectations in each of its key revenue segments. Management also raised guidance for 2022. We believe the expectations associated with the stock remain modest and that script growth is poised to accelerate as delayed patient procedures begin to renormalize. An underweight position in Amazon also contributed as the stock traded lower after missing third quarter results due to supply chain headwinds. We increased our underweight position during the period.
The heart of our process is seeking out companies where we have a differentiated perspective on a company’s growth profile and the stock is exhibiting good price momentum. Consistent with this thinking and our process for managing risk in the JPM portfolio, we continue to reduce higher valuation companies which carry elevated expectations and where momentum has weakened. As a result, stocks within the technology and consumer discretionary sectors, which represent top underweights, were reduced in the period. We have continued to build up existing positions as well as initiate others where disconnects exist between fundamentals and more modest expectations. We believe companies with these characteristics may constitute the next generation of market leadership. Keeping an open-minded and agnostic approach to finding new ideas remains important. Financials remain the top overweight. A number of new initiations and adds within health care shifted the sector to an overweight exposure. High conviction positions are also found across pockets of industrials as well as consumer staples which also represents a top overweight.
Loomis Sayles Commentary
At the outset of the fiscal year, domestic equity markets moved higher as COVID-19 vaccines became broadly available, the economy continued to recover, corporate earnings exceeded expectations, and accommodative monetary policy supported historically high valuations. By mid-year 2021 however, inflation concerns substantially increased, and by November, the Fed announced it would begin tapering bond purchases later that month, setting the stage for multiple rate increases in 2022. Prospects for a less accommodative Fed, combined with structurally higher inflation, prompted a major shift in market leadership toward value and quality, and away from high risk and growth at any price. With higher inflation and a less accommodative Fed in mind, conditions not seen by investors in decades, quality dominated during the second half of 2021. After reaching a new all-time high in November, the equity market, and smaller cap stocks in particular, turned decidedly negative. Multiple market drivers and events accounted for the retracement, with the Omicron COVID-19 variant adding uncertainty early in 2022, followed by accelerating inflationary pressures, and a sharp increase in the expected trajectory of Fed interest rate increases. Finally, and perhaps foremost, the invasion of Ukraine by Russia sent global markets lower through mid-March 2022 before stocks staged a modest rally into the end of the first quarter. Adding to investor concerns over inflation and Fed action to raise rates, an economic contraction was beginning to be reflected in stock prices resulting in one of the worst Aprils in history, leading to the second worst start of the calendar year for the Russell 2000® Index. The broad-based small cap Russell 2000® Index returned 16.9% during the fiscal year, significantly lagging large cap stocks as measured by the Russell 1000® Index which returned -2.1%. Value indexes far outperformed growth during the period. Energy was the standout performing sector with a 70.1% return within the Russell 2000® Value Index, which declined -6.6% in total. Energy’s larger weight in the value benchmark contributed to value stocks outperforming growth while the consumer discretionary, health care, and technology sectors were notable laggards, and have larger weights in the growth benchmarks.
Portfolio Review/Period End Positioning: The portion of the Fund sub-advised by Loomis Sayles (the “Loomis portfolio”) slightly trailed the Russell 2000® Value Index (the “benchmark”) during the fiscal year due to sector allocation. After an initial period of underperformance, the Loomis portfolio responded well to the market rotation toward higher quality securities. Aided by a favorable backdrop, along with a few strong performing holdings, the Loomis portfolio was firmly ahead of the benchmark at the end of 2021. During the first quarter of 2022 however, a few events occurred with significant negative impacts. First, with the threat of war in Ukraine, oil prices began their steep ascent (the index return for the energy sector was +70.1% for the fiscal year). This had a major negative impact on relative performance as the Loomis portfolio had been meaningfully underweight to the energy sector due to its poor fundamentals over time. Second, a few of the best performing stocks from 2021 suffered some retrenchment in price as valuations may have gotten slightly extended. The net result of the market activity for the year was a return which was about in-line with the benchmark, as the negative attribution associated with the underweight to the energy sector offset strong positive stock selection, particularly from the health care and information technology sectors.
The top contributors to performance from individual securities were: Lantheus Holdings Inc., Tower Semiconductor Ltd, and Genco Shipping & Trading Ltd. Lantheus is a global leader in the development, manufacture and commercialization of diagnostic medical imaging agents and products for the diagnosis and treatment of cardiovascular and other diseases. One of the company’s products, a prostate-specific membrane antigen imaging agent, was approved by the U.S. Food and Drug Administration in May 2021. After two quarters of commercial availability, initial adoption of the product is well beyond prior forecasts. Investors expect significant earnings growth as a result, driving the stock higher during the year. Tower Semiconductor is an independent foundry providing semiconductor manufacturing and related design services. The company announced it was being acquired by Intel Corp. for a significant premium to its share price prior to the announcement. Genco Shipping & Trading is the largest U.S. based dry bulk ship owner. The company operates a fleet of vessels transporting raw materials such as iron ore, grains, coal, and cement. In early 2022, the company formally initiated its long-planned, shareholder-friendly capital allocation strategy. Following significant pay down of debt in 2021, the company implemented a meaningful new variable rate dividend policy funded by excess cash flow.

The largest detractors from performance were Dana Inc., Whole Earth Brands Inc. and Vertiv Holdings Co. Dana manufactures axles, drive shafts, and transmissions for conventional, hybrid and electric-powered vehicles. During the year, the company was negatively impacted by two events. The first was inflationary pressure due to higher steel costs which lowered profit margins. The second was lower auto and light truck production given the challenges of supply chain issues within the auto industry. Whole Earth Brands is the global leader in the better-for-you sweetener category. The stock underperformed for several reasons including lower earnings estimates, a change in the company’s chief financial officer, and valuation contraction across many growth companies in the consumer staples sector. Vertiv is a provider of data infrastructure such as power and thermal solutions to data center operators, as well as other telecom and commercial/industrial communication networks. The stock had been a steady performer as the COVID-19 economy highlighted the value of remote computing, e-commerce and video streaming applications. In the first quarter of 2022, the company announced an earnings shortfall and reduced future earnings guidance. This was even more surprising given the strong and sustained demand for its products, and we determined the non-temporary nature of the setback represented a break from our investment thesis. Fortunately, we had previously reduced our position near all-time highs. The position was eliminated from the Loomis portfolio.
Over the course of the period, we made a number of adjustments within the strategy to add new stocks and increase existing positions with attractive investment potential. We also eliminated or reduced certain positions where valuation exceeded our target levels or fundamental trends no longer supported our investment thesis. New positions included: Antero Resources Corporation, the 5th largest natural gas producer in the U.S. Spectrum Brands Holdings, Inc., which offers a wide variety of consumer products across hardware, pet care, and home and garden segments. Northern Oil and Gas, Inc., an independent energy company engaged in the exploration and production of oil and natural gas properties. Positions eliminated included: Alamo Group Inc., a leading manufacturer of high-quality agricultural equipment and infrastructure maintenance equipment; Donnelley Financial Solutions, Inc., a provider of software, technology and print solutions for capital market transactions and corporations for the filing and distribution of compliance documents; and Vertiv Holdings Co., a provider of data infrastructure such as power and thermal solutions to data center operators and communication networks.
While we do not make major adjustments to the Loomis portfolio based on near-term macroeconomic expectations, they are part of the mosaic of inputs, and we do adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. Sector weight changes during the period ended April 30, 2022, reflected both our repositioning as well as market impacts. As a result of individual stock selection, our weights in the consumer discretionary and industrials sectors were reduced and our weights to the health care and energy sectors increased.
As always, our investment strategy has remained focused on small cap companies where the stock price and valuation do not reflect our assessment of the underlying value of the corporate enterprise. The Loomis portfolio consists largely of misunderstood franchises, overlooked stocks, or companies in the midst of a “special situation” that has created an investment opportunity. We seek trustworthy and capable management teams with interests aligned with shareholders, and fundamentally sound business models with sustainable and understandable advantages leading to growth in value over time. Fundamental to our process is the identification of distinct, company specific catalysts on the horizon to sustain, enhance or highlight the fundamental outlook. With a margin of safety and a proper time horizon, our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk.

Putnam Commentary
As global markets began to digest the potential retreat of the COVID-19 pandemic, new concerns developed. While optimism about the labor market, continued fiscal stimulus, and strong corporate earnings buoyed markets through the third quarter of 2021, markets began to see increasing volatility due to supply chain disruptions, rising oil prices, inflation, and the outbreak of the Omicron variant. However, the beginning of 2022 marked a significant shift in global equity markets as the Russia-Ukraine war intensified. Stocks plummeted and energy prices surged once the invasion began. The ongoing geopolitical conflict, rising inflation, supply chain disruptions, and concerns about recession led to heightened investor worries and weighed on sentiment. Concerns about the Fed’s pace of interest rate hikes to fight inflation fueled a bond market sell-off. These factors – higher commodity prices, rising inflation, and interest rates – led to a significant shift in the markets, favoring more cyclically oriented value stocks at the expense of highly priced growth stocks. However, no diversified area of the market has been immune to the recent volatility as all major indices posted a negative return for the first four months of 2022.
In this environment, the Putnam sub-advised portion of the Fund (the “Putnam portfolio”) posted modestly positive returns and outperformed the Russell 1000® Value Index (the “benchmark”). While sector allocation decisions had a positive impact, stock selection was the largest contributor to relative performance.
Selections within health care, industrials and information technology were most additive. A slight overweight to energy combined with strong stock selection within the sector also contributed positively. Positions within financials and real estate detracted most from relative performance.
Top contributors to performance included overweights to energy companies ConocoPhillips and Valero Energy, and health care companies McKesson, AbbVie and Regeneron. An out-of-benchmark position in Shell (energy) was also a positive contributor.
Top detractors included positions in Citigroup (financials), Charter Communications (communication services), General Motors (consumer discretionary), Southwest Airlines (industrials) and Fidelity National Information Services (information technology).
Strategy & Outlook: The Putnam portfolio is a broadly diversified, large cap equity strategy that seeks companies with underappreciated fundamentals and the income potential from growing dividends to pursue returns for investors. Our bottom-up, relative value approach to investing has not changed. Leveraging both fundamental and quantitative tools allow us to differentiate between cheap and undervalued. To do this, we assess the equity universe daily, across both growth and value styles. We combine a six-factor quantitative model with classic fundamental research. Defining relative value in this way keeps us on top of the changing market and brings us to places beyond traditional value.
The financial markets are likely to face continued volatility mostly due to uncertainty over the Russia-Ukraine War. Inflation, supply chain disruptions, and shortages of critical goods will also be headwinds for the markets. For value stocks specifically, we emphasize stocks where the earnings or durability of earnings is underappreciated over absolute cheapness. The winners in a value portfolio are those that are poised to exceed expectations for earnings and cash flow, that are more disciplined in their capital expenditures, and that will return capital to shareholders when appropriate.
We have clearly seen that inflation can have wide-ranging effects – from the labor markets to transportation to raw materials and beyond. U.S. inflation reached a 40-year high in March, which has broad implications for the global economy. As portfolio managers, we do not try to predict the duration or magnitude of inflationary forces. However, we do focus on how it might impact the profitability of the companies we own. We aim to find companies that have pricing power but are also mindful of instances where pricing power will be challenged.
Through careful portfolio construction and stress testing, we seek to manage the Putnam portfolio’s sensitivity to inflation as well as to interest rate and bond yield movements. Looking back to last summer, the market was not expecting any hikes from the Fed in 2022. Fast forward eight months, and the Fed is projecting six or more hikes this year. With our risk management process, we work to keep the Putnam portfolio from meaningfully underperforming or outperforming in a rising rate environment. We also seek to manage interest rate risk by maintaining a mix of holdings with varying interest rate sensitivity.
Our goal, as always, is to prepare for a range of scenarios with a balanced structure for the Putnam portfolio. We plan to maintain a mix of cyclical and defensive holdings, investing in our best ideas with a focus on the fundamentals of the businesses.
By sector we remain +/-5 % of the benchmark, seeking to drive performance results through stock selection. Currently, the largest overweight relative to the benchmark is to the materials sector (Freeport-McMoRan, Corteva, CRH, Eastman Chemical). Our largest absolute exposure is to health care (modestly underweight the benchmark) and here we favor biotechnology (AbbVie, Regeneron) and distributors (McKesson). Financials followed by communication services and real estate sectors are most underweight at this time.
The views and opinions in this report were current as of April 30, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2022 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	-2.59%	11.07%
Investor Class	-2.89%	13.53%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Sector as of April 30, 2022 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	21.85%
Financial	17.70
Technology	13.99
Industrial	12.81
Consumer, Cyclical	11.75
Energy	5.68
Communications	5.29
Exchange Traded Funds	4.56
Basic Materials	3.51
Utilities	2.39
Short Term Investments	0.47
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 30, 2021 to April 30, 2022).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/30/21)	(04/30/22)	(10/30/21–04/30/22)
Institutional Class
Actual	$1,000.00	$ 897.10	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,022.30	$2.79
Investor Class
Actual	$1,000.00	$ 896.10	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.56
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class shares and 0.90% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 183/365 days to reflect the one-half year period. The Fund’s annualized expense ratio includes expenses borne directly by the class plus the Fund’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests (0.00%).
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.04%
2,123	Arconic Corp(a)	$ 53,415
255	Ashland Global Holdings Inc	26,767
958	Cabot Corp	63,084
609	Eastman Chemical Co	62,526
4,669	Freeport-McMoRan Inc	189,328
653	Ingevity Corp(a)	39,115
433	PPG Industries Inc	55,420
216	Sherwin-Williams Co	59,391
2,085	Valvoline Inc	63,030
		612,076
Communications — 2.93%
10	Airbnb Inc Class A(a)	1,532
136	Alphabet Inc Class C(a)	312,709
42	Amazon.com Inc(a)	104,396
144	Charter Communications Inc Class A(a)	61,703
1,533	Comcast Corp Class A	60,952
39	Etsy Inc(a)	3,634
2,531	Gray Television Inc	46,874
65	Match Group Inc(a)	5,145
3	MercadoLibre Inc(a)	2,921
124	Meta Platforms Inc Class A(a)	24,858
694	Scholastic Corp	25,574
2	Shopify Inc Class A(a)	854
66	Snap Inc Class A(a)	1,878
1,100	Thryv Holdings Inc(a)	28,413
377	T-Mobile US Inc(a)	46,424
41	Trade Desk Inc Class A(a)	2,416
1,280	TripAdvisor Inc(a)	32,858
1,686	United States Cellular Corp(a)	48,523
4,551	Viavi Solutions Inc(a)	65,261
12	Wayfair Inc Class A(a)	923
		877,848
Consumer, Cyclical — 6.84%
1,554	Aramark	56,333
66	AutoZone Inc(a)	129,061
1,143	BJ's Wholesale Club Holdings Inc(a)	73,552
740	Brunswick Corp	55,951
26	Carvana Co(a)(b)	1,507
25	Chipotle Mexican Grill Inc(a)	36,390
281	Churchill Downs Inc	57,026
528	Crocs Inc(a)	35,075
2,810	Dana Inc	41,616
2,202	General Motors Co(a)	83,478
505	Hilton Worldwide Holdings Inc(a)	78,422
982	IAA Inc(a)	35,990
1,502	KB Home	48,710
357	LCI Industries	34,743
1,258	Liberty Media Corp-Liberty Braves(a)	31,588
644	Lowe's Cos Inc	127,338
150	Marriott International Inc Class A(a)	26,628
Shares		Fair Value
Consumer, Cyclical — (continued)
528	Marriott Vacations Worldwide Corp	$ 78,846
1,698	Methode Electronics Inc	75,748
1,176	Miller Industries Inc	31,529
118	O'Reilly Automotive Inc(a)	71,573
1,877	PulteGroup Inc	78,384
344	Scotts Miracle-Gro Co	35,752
978	Skyline Champion Corp(a)	49,917
1,971	Southwest Airlines Co(a)	92,085
1,020	Tapestry Inc	33,578
644	Target Corp	147,251
144	Tesla Inc(a)	125,390
1,863	Urban Outfitters Inc(a)	44,339
490	VSE Corp	21,222
1,156	Wabash National Corp	16,542
1,280	Walmart Inc	195,827
		2,051,391
Consumer, Non-Cyclical — 12.60%
2,018	Aaron's Co Inc	41,430
2,070	AbbVie Inc	304,042
29	ABIOMED Inc(a)	8,311
18	Alnylam Pharmaceuticals Inc(a)	2,402
2,252	Alta Equipment Group Inc(a)	25,335
170	Amgen Inc	39,642
371	AMN Healthcare Services Inc(a)	36,265
555	Andersons Inc	27,878
273	Anthem Inc	137,027
1,669	AstraZeneca PLC Sponsored ADR	110,822
41	Block Inc(a)	4,081
214	Charles River Laboratories International Inc(a)	51,683
1,897	Coca-Cola Co	122,565
374	CONMED Corp	49,727
1,667	Corteva Inc	96,169
696	CVS Health Corp	66,906
205	Danaher Corp	51,482
65	Dexcom Inc(a)	26,558
3,052	Dole PLC(b)	36,349
247	Eli Lilly & Co	72,156
615	Embecta Corp(a)	18,714
174	Equifax Inc	35,412
114	Estee Lauder Cos Inc Class A	30,103
394	Euronet Worldwide Inc(a)	47,930
108	Exact Sciences Corp(a)	5,945
483	HCA Healthcare Inc	103,628
990	Herc Holdings Inc	126,542
1,327	Inmode Ltd(a)	33,321
446	Inotiv Inc(a)(b)	6,356
605	Insperity Inc	64,160
148	Intuitive Surgical Inc(a)	35,416
175	J & J Snack Foods Corp	26,197
355	Jazz Pharmaceuticals PLC(a)	56,878
609	John Wiley & Sons Inc Class A	30,992
696	Johnson & Johnson	125,600
2,032	Keurig Dr Pepper Inc	75,997
1,132	Korn Ferry	69,550

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
1,405	Lantheus Holdings Inc(a)	$ 93,306
847	McKesson Corp	262,240
1,281	Merck & Co Inc	113,612
25	Moderna Inc(a)	3,360
308	Monster Beverage Corp(a)	26,389
1,490	Nomad Foods Ltd(a)	27,505
2,001	Option Care Health Inc(a)	59,790
425	PepsiCo Inc	72,977
606	Procter & Gamble Co	97,293
2,239	Quanex Building Products Corp	43,034
329	Regeneron Pharmaceuticals Inc(a)	216,847
572	Sanofi	60,458
177	Seagen Inc(a)	23,189
791	Spectrum Brands Holdings Inc	67,290
2,013	Supernus Pharmaceuticals Inc(a)	56,163
221	Thermo Fisher Scientific Inc	122,195
183	United Rentals Inc(a)	57,923
326	United Therapeutics Corp(a)	57,885
296	Verisk Analytics Inc	60,399
99	WEX Inc(a)	16,458
5,444	Whole Earth Brands Inc(a)	37,618
		3,779,502
Energy — 3.31%
2,583	Antero Resources Corp(a)	90,922
1,214	California Resources Corp	48,815
4,251	ChampionX Corp	89,696
2,127	ConocoPhillips	203,171
46	Enphase Energy Inc(a)	7,424
1,733	Enterprise Products Partners LP	44,902
253	EOG Resources Inc	29,540
1,420	EQT Corp	56,445
1,042	Exxon Mobil Corp	88,830
704	NextEra Energy Partners LP	46,929
2,559	Northern Oil & Gas Inc	63,924
3,683	Shell PLC	98,851
1,100	Valero Energy Corp	122,628
		992,077
Financial — 10.30%
833	Agree Realty Corp REIT	56,577
1,273	American International Group Inc	74,483
214	American Tower Corp REIT	51,578
1,649	Ameris Bancorp	68,763
867	Apollo Global Management Inc	43,142
1,264	Assured Guaranty Ltd	69,710
1,817	Atlantic Union Bankshares Corp	61,378
1,876	AXA SA	49,630
5,410	Bank of America Corp	193,029
1,074	Blackstone Inc	109,086
568	Boston Properties Inc REIT	66,797
2,399	Cadence Bank	60,071
1,847	Cannae Holdings Inc(a)	41,373
538	Capital One Financial Corp	67,046
Shares		Fair Value
Financial — (continued)
1,339	Charles Schwab Corp	$ 88,816
2,515	Citigroup Inc	121,248
1,027	CubeSmart REIT	48,793
2,498	CVB Financial Corp	57,504
1,363	Employers Holdings Inc	53,620
469	Federal Agricultural Mortgage Corp Class C	48,040
547	First American Financial Corp	31,896
1,654	Gaming and Leisure Properties Inc REIT	73,405
329	Goldman Sachs Group Inc	100,506
3,135	Home BancShares Inc	67,779
2,202	International Money Express Inc(a)	43,754
1,331	JPMorgan Chase & Co	158,868
1,445	KeyCorp	27,903
675	McGrath RentCorp	56,335
1,823	Meta Financial Group Inc	79,574
668	Morgan Stanley	53,834
3,622	OceanFirst Financial Corp	67,840
931	Pinnacle Financial Partners Inc	72,199
484	PNC Financial Services Group Inc	80,392
1,278	Popular Inc	99,671
986	PotlatchDeltic Corp REIT	54,615
766	Prosperity Bancshares Inc	50,081
629	Rexford Industrial Realty Inc REIT	49,087
700	SouthState Corp	54,208
1,618	STAG Industrial Inc REIT	60,384
515	State Street Corp	34,490
777	Stifel Financial Corp	48,057
140	SVB Financial Group(a)	68,270
1,125	Triumph Bancorp Inc(a)	78,120
1,095	Wintrust Financial Corp	95,615
1,330	WSFS Financial Corp	53,293
		3,090,860
Industrial — 7.45%
379	Advanced Energy Industries Inc	29,001
1,110	AECOM	78,322
738	Albany International Corp Class A	57,726
1,187	Altra Industrial Motion Corp	46,293
723	Amphenol Corp Class A	51,695
1,455	Arcosa Inc	77,886
531	Atkore Inc(a)	51,029
723	Clean Harbors Inc(a)	75,864
1,692	Columbus McKinnon Corp	59,981
1,503	CRH PLC	59,406
416	Deere & Co	157,061
447	Eaton Corp PLC	64,824
3,345	Genco Shipping & Trading Ltd	73,690
127	General Electric Co	9,468
431	Honeywell International Inc	83,403
3,996	Janus International Group Inc(a)	37,802
1,300	Johnson Controls International PLC	77,831

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2022
Shares		Fair Value
Industrial — (continued)
463	Kadant Inc	$ 85,655
1,586	Kimball Electronics Inc(a)	28,294
165	Littelfuse Inc	37,826
2,573	MDU Resources Group Inc	66,281
387	Northrop Grumman Corp	170,048
2,176	Pure Cycle Corp(a)	22,739
1,232	Raytheon Technologies Corp	116,929
199	Rockwell Automation Inc	50,281
534	TD SYNNEX Corp	53,448
377	Trane Technologies PLC	52,738
1,142	TriMas Corp	33,735
3,802	TTM Technologies Inc(a)	53,038
828	UFP Industries Inc	64,062
432	UFP Technologies Inc(a)	29,666
387	Union Pacific Corp	90,670
412	United Parcel Service Inc Class B	74,152
4,485	Vontier Corp	114,906
		2,235,750
Technology — 8.14%
829	Advanced Micro Devices Inc(a)	70,896
4,000	Allscripts Healthcare Solutions Inc(a)	82,640
2,907	Apple Inc	458,289
63	ASML Holding NV	35,518
673	Cognizant Technology Solutions Corp Class A	54,446
482	Concentrix Corp	75,905
955	CSG Systems International Inc	58,704
670	Fidelity National Information Services Inc	66,430
16	HubSpot Inc(a)	6,071
120	Intuit Inc	50,250
60	Lam Research Corp	27,946
2,248	Microsoft Corp	623,865
31	MongoDB Inc(a)	11,003
29	MSCI Inc	12,216
374	NVIDIA Corp	69,366
215	NXP Semiconductors NV	36,743
2,402	Oracle Corp	176,307
657	QUALCOMM Inc	91,776
3,151	Rambus Inc(a)	78,491
769	Science Applications International Corp	64,004
1,231	Super Micro Computer Inc(a)	51,825
190	Synopsys Inc(a)	54,490
512	Texas Instruments Inc	87,168
1,096	Tower Semiconductor Ltd(a)	52,937
2,539	Unisys Corp(a)	36,079
49	Workday Inc Class A(a)	10,128
		2,443,493
Utilities — 1.39%
779	ALLETE Inc	46,226
472	Ameren Corp	43,849
811	American Electric Power Co Inc	80,378
Shares		Fair Value
Utilities — (continued)
622	Constellation Energy Corp	$ 36,829
1,911	Exelon Corp	89,397
621	NorthWestern Corp	35,204
2,379	NRG Energy Inc	85,406
		417,289
TOTAL COMMON STOCK — 55.00% (Cost $16,565,707)		$16,500,286
CONVERTIBLE PREFERRED STOCK
Communications — 0.15%
42	2020 Cash Mandatory Exchangeable Trust 5.25%(c)	45,909
Consumer, Non-Cyclical — 0.12%
26	Danaher Corp 5.00%(b)	35,490
TOTAL CONVERTIBLE PREFERRED STOCK — 0.27% (Cost $83,058)		$ 81,399
EXCHANGE TRADED FUNDS
1,252	iShares Core S&P 500® ETF	517,777
1,783	iShares Russell 1000 Value ETF	278,915

TOTAL EXCHANGE TRADED FUNDS — 2.66% (Cost $850,789)		$ 796,692
WARRANTS
Energy — 0.00%(d)
11	Occidental Petroleum Corp(a)	371
TOTAL WARRANTS — 0.00%(d) (Cost $0)		$ 371
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.28%
$62,861	Undivided interest of 58.36% in a repurchase agreement (principal amount/value $107,755 with a maturity value of $107,758) with HSBC Securities (USA) Inc, 0.30%, dated 4/30/22 to be repurchased at $62,861 on 5/2/22 collateralized by U.S. Treasury securities, 0.00% - 2.88%, 9/30/23 - 2/15/50, with a value of $109,910.(e)	62,861

See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2022
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$19,580	Undivided interest of 58.36% in a repurchase agreement (principal amount/value $33,560 with a maturity value of $33,561) with HSBC Securities (USA) Inc, 0.30%, dated 4/30/22 to be repurchased at $19,580 on 5/2/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.75% - 4.00%, 4/30/22 - 11/20/50, with a value of $34,231.(e)	$ 19,580
TOTAL SHORT TERM INVESTMENTS — 0.28% (Cost $82,441)		$ 82,441
TOTAL INVESTMENTS — 58.21% (Cost $17,581,995)		$17,461,189
OTHER ASSETS & LIABILITIES, NET — 41.79%		$12,538,171
TOTAL NET ASSETS — 100.00%		$29,999,360
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at April 30, 2022.
(c)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(d)	Represents less than 0.005% of net assets.
(e)	Collateral received for securities on loan.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
REIT	Real Estate Investment Trust
At April 30, 2022, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Depreciation
Long
S&P 500® Emini Futures	56	USD	11,557,000	June 2022	$(235,000)
				Net Depreciation	$(235,000)
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2022
At April 30, 2022, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BB	USD	17,585	EUR	15,800	June 15, 2022	$880
BB	USD	23,149	GBP	17,300	June 15, 2022	1,395
CIT	USD	3,785	EUR	3,400	June 15, 2022	190
CIT	USD	14,182	GBP	10,600	June 15, 2022	852
GS	USD	32,918	GBP	24,600	June 15, 2022	1,983
HSB	USD	62,999	EUR	56,600	June 15, 2022	3,157
HSB	USD	17,529	GBP	13,100	June 15, 2022	1,056
JPM	USD	13,246	EUR	11,900	June 15, 2022	665
JPM	USD	67,021	GBP	50,400	June 15, 2022	3,643
MS	GBP	13,300	USD	17,431	June 15, 2022	(706)
MS	USD	30,795	EUR	28,400	June 15, 2022	768
RBS	USD	54,732	GBP	40,900	June 15, 2022	3,300
SSB	EUR	5,700	USD	6,226	June 15, 2022	(200)
SSB	USD	2,672	EUR	2,400	June 15, 2022	134
SSB	USD	803	GBP	600	June 15, 2022	48
UBS	USD	53,789	EUR	48,400	June 15, 2022	2,616
					Net Appreciation	$19,781
Counterparty Abbreviations:
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
GS	Goldman Sachs
HSB	HSBC Bank USA
JPM	JP Morgan Chase & Co
MS	Morgan Stanley & Co LLC
RBS	Royal Bank of Scotland
SSB	State Street Bank
UBS	UBS AG
Currency Abbreviations
EUR	Euro Dollar
GBP	British Pound
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2022
Great-West Core Strategies: U.S. Equity Fund
ASSETS:
Investments in securities, fair value (including $77,025 of securities on loan)(a)	$17,378,748
Repurchase agreements, fair value(b)	82,441
Cash	11,999,302
Cash pledged on futures contracts	899,450
Dividends receivable	14,388
Subscriptions receivable	244,531
Receivable for investments sold	244,559
Unrealized appreciation on forward foreign currency contracts	20,687
Total Assets	30,884,106
LIABILITIES:
Payable for director fees	13,672
Payable for investments purchased	292,352
Payable for other accrued fees	55,717
Payable for shareholder services fees	1,415
Payable upon return of securities loaned	82,441
Redemptions payable	3,468
Unrealized depreciation on forward foreign currency contracts	906
Variation margin on futures contracts	434,775
Total Liabilities	884,746
NET ASSETS	$29,999,360
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$258,985
Paid-in capital in excess of par	30,566,954
Undistributed/accumulated deficit	(826,579)
NET ASSETS	$29,999,360
NET ASSETS BY CLASS
Investor Class	$6,285,527
Institutional Class	$23,713,833
CAPITAL STOCK:
Authorized
Investor Class	25,000,000
Institutional Class	25,000,000
Issued and Outstanding
Investor Class	640,247
Institutional Class	1,949,605
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$9.82
Institutional Class	$12.16
(a) Cost of investments	$17,499,554
(b) Cost of repurchase agreements	$82,441
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended April 30, 2022
Great-West Core Strategies: U.S. Equity Fund
INVESTMENT INCOME:
Income from securities lending	$1,884
Dividends	245,776
Foreign withholding tax	(1,028)
Total Income	246,632
EXPENSES:
Management fees	144,112
Shareholder services fees – Investor Class	25,899
Audit and tax fees	32,621
Custodian fees	52,938
Director's fees	27,208
Legal fees	7,232
Pricing fees	645
Registration fees	46,624
Shareholder report fees	5,710
Transfer agent fees	7,333
Other fees	3,533
Total Expenses	353,855
Less amount waived by investment adviser	159,539
Net Expenses	194,316
NET INVESTMENT INCOME	52,316
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	2,243,345
Net realized gain on futures contracts	419,393
Net realized gain on forward foreign currency contracts	21,795
Net Realized Gain	2,684,533
Net change in unrealized depreciation on investments and foreign currency translations	(3,267,641)
Net change in unrealized depreciation on futures contracts	(577,262)
Net change in unrealized appreciation on forward foreign currency contracts	20,133
Net Change in Unrealized Depreciation	(3,824,770)
Net Realized and Unrealized Loss	(1,140,237)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,087,921)
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended April 30, 2022 and April 30, 2021
Great-West Core Strategies: U.S. Equity Fund	2022	2021
OPERATIONS:
Net investment income	$52,316	$51,838
Net realized gain	2,684,533	2,931,708
Net change in unrealized appreciation (depreciation)	(3,824,770)	3,160,603
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,087,921)	6,144,149
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	(235,368)	-
Institutional Class	(887,989)	-
From return of capital	(1,123,357)	0
From net investment income and net realized gains
Investor Class(a)	(1,978,456)	(28,417)
Institutional Class	(3,118,608)	(287,743)
From net investment income and net realized gains	(5,097,064)	(316,160)
Total Distributions	(6,220,421)	(316,160)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class(a)	20,191,296	3,378,856
Class L(b)	-	602,117
Institutional Class	10,654,509	4,103,576
Shares issued in reinvestment of distributions
Investor Class(a)	2,213,824	28,417
Institutional Class	4,006,597	287,743
Shares redeemed
Investor Class(a)	(15,492,381)	(2,090,207)
Class L(b)	-	(1,359,266)
Institutional Class	(4,288,859)	(1,265,918)
Net Increase in Net Assets Resulting from Capital Share Transactions	17,284,986	3,685,318
Total Increase in Net Assets	9,976,644	9,513,307
NET ASSETS:
Beginning of year	20,022,716	10,509,409
End of year	$29,999,360	$20,022,716
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class(a)	1,626,440	326,916
Class L(b)	-	58,290
Institutional Class	719,456	313,440
Shares issued in reinvestment of distributions
Investor Class(a)	188,089	2,582
Institutional Class	283,172	22,132
Shares redeemed
Investor Class(a)	(1,317,660)	(186,120)
Class L(b)	-	(127,866)
Institutional Class	(295,396)	(102,137)
Net Increase	1,204,101	307,237
(a)	Investor Class inception date was September 3, 2020.
(b)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
4/30/2022	$12.42	(0.01) (c)	(0.08)	(0.09)	(0.27)	(0.54)	(1.70)	(2.51)	$ 9.82	(2.89%)
4/30/2021 (d)	$10.00	0.00 (e)	2.68	2.68	—	(0.09)	(0.17)	(0.26)	$12.42	27.11% (f)
Institutional Class
4/30/2022	$14.68	0.04	(0.16)	(0.12)	(0.53)	(0.17)	(1.70)	(2.40)	$12.16	(2.59%)
4/30/2021	$ 9.78	0.05	5.12	5.17	—	(0.10)	(0.17)	(0.27)	$14.68	53.21%
4/30/2020	$10.41	0.09	(0.52)	(0.43)	—	(0.04)	(0.16)	(0.20)	$ 9.78	(4.34%)
4/30/2019 (g)	$10.00	0.07	0.41	0.48	—	(0.07)	—	(0.07)	$10.41	4.89% (f)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(h)
Investor Class
04/30/2022	$ 6,286	1.57%	0.90%	(0.12%)	132%
04/30/2021 (d)	$ 1,781	3.36% (i)	0.90% (i)	0.01% (i)	69% (f)
Institutional Class
04/30/2022	$23,714	1.02%	0.55%	0.26%	132%
04/30/2021	$18,242	1.26%	0.55%	0.42%	69%
04/30/2020	$ 9,871	1.49%	0.55%	0.87%	65%
04/30/2019 (g)	$ 8,066	2.20% (i)	0.55% (i)	0.89% (i)	34% (f)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific activity during the period.
(d)	Investor Class inception date was September 3, 2020.
(e)	Amount was less than $0.01 per share.
(f)	Not annualized for periods less than one full year.
(g)	Institutional Class inception date was June 25, 2018.
(h)	Portfolio turnover is calculated at the Fund level.
(i)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2022

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-five funds. Interests in the Great-West Core Strategies: U.S. Equity Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities, including Exchange Traded Funds, based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Annual Report - April 30, 2022

For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Exchange Traded Funds	Exchange traded close price.
Warrants	Exchange traded close price, bids and evaluated bids.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

Annual Report - April 30, 2022

As of April 30, 2022, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 16,231,941	$ 268,345	$ —	$ 16,500,286
Convertible Preferred Stock	45,909	35,490	—	81,399
Exchange Traded Funds	796,692	—	—	796,692
Warrants	371	—	—	371
Short Term Investments	—	82,441	—	82,441
Total investments, at fair value:	17,074,913	386,276	0	17,461,189
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	20,687	—	20,687
Total Assets	$ 17,074,913	$ 406,963	$ 0	$ 17,481,876
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(906)	—	(906)
Futures Contracts(a)	$ (235,000)	$ —	$ —	$ (235,000)
Total Liabilities	$ (235,000)	$ (906)	$ 0	$ (235,906)
(a)	Forward Foreign Currency Contracts and Futures Contracts are reported at the security's unrealized appreciation (depreciation), which represents the change in the contract's value from trade date.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.

Annual Report - April 30, 2022

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended April 30, 2022 and 2021 were as follows:
	2022	2021
Ordinary income	$1,290,993	$160,969
Long-term capital gain	3,806,071	155,191
Return of capital	1,123,357	-
	$6,220,421	$316,160
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	—
Post-October losses	(549,061)
Net unrealized depreciation	(277,518)
Tax composition of capital	$(826,579)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(549,061)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2022 were as follows:
Federal tax cost of investments	$17,523,488
Gross unrealized appreciation on investments	1,318,855
Gross unrealized depreciation on investments	(1,596,373)
Net unrealized depreciation on investments	$(277,518)

Annual Report - April 30, 2022

2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties.These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Futures Contracts
The Fund uses futures contracts to equitize cash. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 52 futures contracts for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

Annual Report - April 30, 2022

Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts amount of $361,057 in forward contracts for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of April 30, 2022 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)			Net unrealized depreciation on futures contracts	$(235,000) (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$20,687	Unrealized depreciation on forward foreign currency contracts	$ (906)
(a)Includes cumulative depreciation of futures contracts as reported in the Fund's Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended April 30, 2022 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Equity contracts (futures contracts)	Net realized gain on futures contracts	$419,393	Net change in unrealized depreciation on futures contracts	$(577,262)
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$ 21,795	Net change in unrealized appreciation on forward foreign currency contracts	$ 20,133
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at April 30, 2022.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$20,687	$(889)	$—	$—	$19,798
Derivative Liabilities (forward contracts)	$ (906)	$ 889	$—	$—	$ (17)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM or the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.47% of the Fund’s average daily net assets up to $1 billion dollars, 0.42% of the Fund’s average daily net assets over $1 billion dollars and 0.37% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.

Annual Report - April 30, 2022

The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.55% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At April 30, 2022, the amounts available for recoupment were as follows:
Expires April 30, 2023	Expires April 30, 2024	Expires April 30, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$119,261	$130,635	$159,539	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Irish Life Investment Managers Limited (ILIM), an affiliate of the Adviser and GWL&A, Putnam Investment Management, LLC (Putnam), an affiliate of the Adviser and GWL&A, J.P. Morgan Investment Management Inc., and Loomis, Sayles & Company L.P. (the Sub-Advisers). The Adviser is responsible for compensating the Sub-Advisers for their services.
The Adviser is responsible for compensating ILIM, which receives monthly compensation for its services at the annual rate of 0.0075% of the average daily net value on all Fund assets subject to an annual $20,000 minimum.
The Adviser is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the first $250 million of assets, 0.35% on the next $250 million of assets, and 0.25% over $500 million of assets on the portion of the Fund managed by Putnam.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,123,500 for the fiscal year ended April 30, 2022.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended April 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $28,936,750 and $23,668,654, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned.

Annual Report - April 30, 2022

Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of April 30, 2022, the Fund had securities on loan valued at $77,025 and received collateral as reported on the Statement of Assets and Liabilities of $82,441 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of April 30, 2022. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Common Stocks	$46,610
Convertible Preferred Stock	35,831
Total secured borrowings	$82,441
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to April 30, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - April 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: U.S. Equity Fund (the “Fund”), one of the funds constituting the Great-West Funds, Inc., as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 17, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 2022, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.
Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 21, 2022 (the “April Board Meeting”), unanimously approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of the Great-West Core Strategies: U.S. Equity Fund (the “Fund” and together with the Company’s other series, the “Great-West Funds”), and (ii) the investment sub-advisory agreements (the “Sub-Advisory Agreements”) by and among the Company, GWCM and each of the following sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”):
Fund	Sub-Adviser(s)
Great-West Core Strategies: U.S. Equity Fund	Irish Life Investment Managers Limited (“ILIM”)
J.P. Morgan Investment Management Inc. (“JPMIM”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Putnam Investment Management, LLC (“Putnam”)
(GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). Each of ILIM and Putnam is an affiliate of GWCM and GWL&A.)
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Fund’s operation. In addition, GWCM is responsible for allocating the assets of the Fund among one or more sub-advisers—including, in this case, each of ILIM, JPMIM, Loomis Sayles and Putnam. In this connection, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreements with Board approval but without shareholder approval, unless the sub-adviser is an affiliated person. Under this structure, GWCM is responsible for monitoring and evaluating the performance of each Sub-Adviser and for recommending the hiring, termination and replacement of each Sub-Adviser to the Board.
Pursuant to its respective Sub-Advisory Agreement, each Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of its allocated portion of the Fund’s assets, which includes making decisions to buy, sell or hold any particular security.
On March 23, 2022 (the “March Meeting”), the Independent Directors met separately with independent legal counsel in advance of the April Board Meeting to evaluate information encompassing a wide variety of topics and furnished by GWCM and each Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements” or each, an “Agreement”), and met with representatives of GWCM to review, among other things, comparative information regarding the Fund’s investment performance, fees and expenses, including data prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. In addition, at the March Meeting, the Independent Directors met separately with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Consultant”) to review comparative information regarding the Fund’s investment performance, fees and expenses, as well enterprise profitability data, and further discussed such information with GWCM. The Independent Directors also considered additional information provided in response to their requests made following the March Meeting. The Independent Directors further discussed continuation of the Agreements separately with independent legal counsel, including at a separate meeting of the Independent Directors convened immediately prior to the April Board Meeting and at the April Board Meeting. The Independent Directors weighed and considered the information provided in light of their substantial accumulated experience in governing the Fund and the other Great-West Funds. Although the Board considered the approval of the Agreements for the Fund as part of its multi-faceted annual review process of agreements across the Great-West Funds, the Board’s approvals were made on a fund-by-fund basis.
In approving the continuation of each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Furthermore, at each of its meetings, the Board covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of advisory agreements for the Great-West Funds, including the services and support provided to each of the Great-West Funds, including the Fund and its shareholders.
In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after a comprehensive consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted throughout the evaluation process by independent legal counsel.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to the Fund by GWCM and the Sub-Advisers (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s organizational history, personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. With respect to personnel, the Board noted that GWCM’s affiliate, Empower Retirement, LLC (“Empower”) provides employees, including various management professionals, who provide services on behalf of GWCM—which does not have its own employees—pursuant to an agreement between GWCM and Empower. (Empower is a wholly-owned subsidiary of GWL&A; references herein to personnel, services, activities and resources of GWCM should be understood generally as including Empower.)
The Board also reviewed, as applicable, the qualifications, experience, education, tenure and responsibilities of the senior personnel serving the Fund and the portfolio management teams responsible for the day-to-day management of the Fund, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to GWCM, the Board noted recent strategic initiatives, progress on implementation of an enhanced trade order management system and various other projects and GWCM’s efforts generally to ensure that third-party programs and vendors used to service the Fund—including for purposes of regulatory compliance support—are monitored effectively.

Consideration also was given to the fact that the Board meets with representatives of each Sub-Adviser and GWCM every year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. Also considered was each adviser’s response to market volatility, changing circumstances in the mutual fund industry and investor sentiment, regulatory developments, economic indicators, monetary and fiscal policy developments and emerging issues. In this regard, the Board received information on the impacts of the COVID-19 pandemic and macroeconomic and geopolitical developments on each adviser generally and the Fund, and considered how monitoring and analysis of such developments informs each adviser’s performance of its respective services to the Fund.
The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by GWCM and each Sub-Adviser.
Investment Performance
The Board received and considered information regarding the investment performance of the Fund. Noting the Fund’s limited operating history—with inception dates of September 3, 2020 and June 25, 2018 for the Fund’s Investor Class and Institutional Class, respectively—the Board reviewed performance information for the Fund’s Investor Class and Institutional Class as compared against its benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund classifications, for the one-year period ended December 31, 2021 with respect to the Investor Class, and for the one- and three-year periods ended December 31, 2021 with respect to the Institutional Class. In evaluating the Fund’s performance, the Board noted how the Fund performed relative to the returns of its benchmark index and the performance universe. In addition, the Board noted that it had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index and to a peer group of funds.
The Board observed that each class of the Fund exceeded its performance universe median for each period reviewed. The Board also observed each class of the Fund outperformed or approximated its benchmark index for the one-year period ended December 31, 2021, while the Fund’s Institutional Class underperformed the benchmark for the three-year period ended December 31, 2021.
In evaluating the foregoing, including the Fund’s limited period of operations, the Board considered each Sub-Adviser’s investment decision-making process, the organization, composition and experience of its investment personnel and its portfolio risk controls, among other things, as well as its performance attribution commentary. Also considered by the Board were GWCM’s processes for overseeing and analyzing each Sub-Adviser’s performance, including GWCM’s systematic approach to performance monitoring.
The Board determined that it was satisfied with the oversight of and information provided regarding the Fund’s investment performance.
Costs and Profitability
The Board considered the costs of services provided by GWCM and each Sub-Adviser from their relationships with the Fund. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of the Fund through August 28, 2023.
The Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Advisers. In evaluating the management fee and total expense ratio of the Fund, as to its Institutional Class and Investor Class, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) the Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) the Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered the Fund’s total expense ratio in comparison to the median expense ratio for all funds in the peer group. As part of its comprehensive evaluation, the Board also reviewed a report from the Independent Consultant assessing expenses in the context of performance.
The Board observed that as to each class of the Fund the Contractual Management Fee and total annual operating expense ratio were lower than its peer group median contractual management fee and peer group median expense ratio, respectively, with the total annual operating expense ratio ranking in the first quintile of its respective peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses). The Board also noted that each of the Contractual Management Fee for the Fund’s Investor Class and the total annual operating expense ratio for the Fund’s Institutional Class was the lowest in its respective peer group. In addition, the Board considered the Independent Consultant’s opinion that the Fund’s Contractual Management Fee and total annual operating expense ratio are reasonable.
The Board also reviewed information regarding the fees charged by GWCM and the Sub-Advisers to similar other funds of the Company managed by GWCM and the Sub-Advisers, as applicable, and/or standard institutional fee schedules for the relevant investment strategy. The Board noted that GWCM does not manage other client accounts in the same investment style as the Fund. With respect to each of JPMIM, Loomis Sayles and Putnam, the Board noted that the information provided included the Sub-Adviser’s standard fee schedule for an institutional separately managed account managed with an investment strategy similar to that used for its allocated portion of the Fund’s portfolio and/or the fees charged for one or more similar retail mutual funds managed by the Sub-Adviser. As applicable, the Board noted explanations provided for any differences in fee schedules, such as applicable legal, governance and capital structures, historical pricing arrangements, account sizes, and the totality of client relationship, anticipated flows and projected growth, as well as differences in risks assumed and services provided as between the Fund and other types of accounts.
Although not identified specifically as accounts or products comparable to the Fund, the Board noted that the information provided by ILIM included the fees it charged to GWCM for the other series of the Company sub-advised by ILIM, including other equity index funds and an international equity fund (as to a sleeve of the fund) (collectively, the “ILIM Sub-Advised Funds”). The Board also noted ILIM’s statement that the sub-advisory fee charged to GWCM for the Fund is consistent with pricing for mandates of similar size and services. Taking into account all of the foregoing, the Board noted that the fees charged appeared to be consistent or competitive with those charged to the other funds or accounts and GWCM, as applicable.
The Board further considered the overall financial soundness of, and the profits estimated to be realized by, GWCM and each of the Sub-Advisers. For this purpose, the Board reviewed the financial statements and profitability information from GWCM and each of the Sub-Advisers.
With respect to GWCM’s profitability information, the Board considered the review undertaken by management in 2020 of the organization’s expense allocation methodology following an internal corporate restructuring and, following such review, GWCM’s determination to adjust the methodology used in determining profitability. In this connection, the Board took into account its prior discussions with management regarding the methodology as well as the analysis performed by an independent auditor, including the auditor’s conclusion that the methodology was reasonable. The Board also considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also noted its discussion with GWCM representatives at the March Meeting regarding the impact of the methodology adjustment to GWCM’s 2021 profitability and GWCM’s confirmation that no further methodology adjustments were made in 2021.
The Board also reviewed a report from the Independent Consultant comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. In addition, with respect to the Fund in particular, the Board noted that GWCM reported a negative margin associated with its management of the Fund.
The Board also noted that each of JPMIM and Loomis Sayles provided an estimate of the profitability realized from its sub-advisory relationship with the Fund, while ILIM’s profitability was based on its aggregate profitability for providing sub-advisory services to the ILIM Sub-Advised Funds (i.e., including the Fund) and Putnam’s profitability was based on the aggregate profitability for providing sub-advisory services to two Great-West Funds, including the Fund.
Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and its affiliates and the Sub-Advisers were not unreasonable in relation to the nature, extent and quality of the services provided.

Economies of Scale
The Board received and considered information about the potential for GWCM to experience economies of scale in the provision of services to the Fund and the extent to which potential scale benefits are shared with shareholders. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints, as well as comparative fee information, the profitability and financial condition of GWCM, and the current level of the Fund’s assets. The Board noted that GWCM shares potential economies of scale from its business in a variety of ways, including through fee waiver arrangements, services that benefit shareholders, competitive management fee rates set at the outset, and investments in the business intended to enhance services available to the Fund and shareholders. In its evaluation, the Board noted that both the management fee schedule and—with respect to each Sub-Adviser except ILIM—the sub-advisory fee schedules contained breakpoints that would reduce the relevant fee rate on assets above specified levels as the Fund’s assets increased. As the Board considered the foregoing, including instances in which the breakpoints in the applicable sub-advisory fee schedule take effect at lower asset levels than for the management fee, the Board took into account that the sub-advisory fee under each Sub-Advisory Agreement is paid by GWCM out of the management fee that it receives under the Advisory Agreement. The Board also recalled its observation that the Contractual Management Fee for the Fund was lower than the median contractual management fee of its peer group.
Based on the information provided, the Board concluded that GWCM’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Factors
The Board received and considered information regarding ancillary benefits derived or to be derived by GWCM or each Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted that each of ILIM, Loomis Sayles and Putnam may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Adviser in return for allocating Fund brokerage to such brokers. The Board also noted instances in which a Sub-Adviser indicated that the Fund’s performance record forms part of the Sub-Adviser’s overall performance results or a Sub-Adviser otherwise derives a reputational benefit from its relationship to the Fund and, therefore, a Sub-Adviser may gain or enhance its exposure to prospective advisory clients. As to JPMIM, the Board noted the Sub-Adviser’s statement that it is aware of no direct or indirect benefits that have been derived from its relationship to the Fund.
The Board also noted where services were provided to the Fund by affiliates of GWCM, ILIM and Putnam, including, in particular, the various recordkeeping, administrative and shareholder services provided by Empower pursuant to a shareholder services agreement, effective April 29, 2020 (the “Shareholder Services Agreement”). The Board considered its assessment, as part of the Board’s annual contract review process, of the services provided by and fees paid under the Shareholder Services Agreement—an assessment that included, among other things, reviews of: service metrics data; the nature and quality of shareholder services; fees retained by Empower and those paid to third-party providers; and Empower’s estimated profitability on shareholder services fees from the Fund.
In addition to the foregoing arrangements, the Board took into account the fact that the Fund is offered as an investment option on a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the Fund’s investors.
The Board concluded that the Fund’s management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM, the Sub-Advisers, or, as applicable, their affiliates.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreements is in the best interests of the Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President, Chief Executive Officer & Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC (“AAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President, Chief Executive Officer & Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	45	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Assistant Vice President Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Assistant Vice President, Counsel & Assistant Secretary, GWCM; Assistant General Counsel & Assistant Secretary, GWFS; Senior Counsel & Assistant Secretary, GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2023. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of other series of Great-West Funds, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of other series of Great-West Funds, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund's web site at http://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 25, 2022 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2021 and $996,300 for fiscal year 2022.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2021 and $60,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 25, 2022 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 17, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 17, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:June 17, 2022